EXHIBIT 23(a)

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement (File No. 333-63547) of our reports dated February 4, 1998 included in the Company's Form 10-K and Form 10-K/A for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


Cleveland, Ohio,
January 12, 1999.                                  Arthur Andersen LLP